UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 18, 2016

InoLife TECHNOLOGIES INC.
(Exact Name of Registrant as Specified in Charter)

New York

(State or Other Jurisdiction of Incorporation)

000-50863

(Commission File Number)

30-299889

(I.R.S. Employer Identification No.)

6040-A Six Forks Road, #135, Raleigh, NC 27609

(Address of Principal Executive Offices)

800-401-1996

(Issuer Telephone Number)

Copies to:

John T. Root, Jr.
P.O. Box 701
Greenbrier, Arkansas 72058
(501) 529-8567 Tel
(501) 325-1130 Fax

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

InoLife Technologies, Inc.
CURRENT REPORT ON FORM 8-K

TABLE OF CONTENTS

Item 5.02 Addition of Director	3

Item 5.07 Submission of Matters to a Vote of Security Holders	3

Item 9.01 Financial Statements and Exhibits	3

Signatures	4

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Item 5.02 Addition of Director.

On February 18, 2016, a majority of the outstanding shares of the Company caused multiple actions to occur. Among the actions was the appointment of a new director as set forth below:

Lanham & Lanham, LLC - Trust, owning a majority of the voting power has voted his shares in acceptance of the appointment of Gary Berthold as a director.

Item 5.07 Submission of Matters to a Vote of Security Holders.

Amendment to the Articles of Incorporation

On February 18, 2016, under the laws of New York, BCS 615, a majority of the outstanding shares of the Company caused the Articles of Incorporation to be restated and amended with the State of New York. The purpose of the restatement and amendment was to confirm the Company's share capital and classes of securities. The Company, among other items, extinguished Series E preferred, due to the fact that purpose for Series E has been satisfied. Series B preferred has been reversed and Series F has been created.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibits 5.01	Amendment to Articles of Incorporation.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

InoLife Technologies, Inc.

February 24, 2016	By:	/s/ Gary Berthold
Gary Berthold
Director

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